UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐  Soliciting Material Pursuant to § 240.14a-12.

THE COMMERCE FUNDS

(Name of Registrant as Specified in Its Charter)

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THE COMMERCE FUNDS

P.O. Box 219525

Kansas City, Missouri 64121-9525

Dear shareholder:

You are cordially invited to attend the special meeting of shareholders (the “Meeting”) of The Commerce Funds (the “Trust”) to be held on Tuesday, May 26, 2015 at 10:00 a.m., Central time, at the offices of the Trust, 922 Walnut St., Suite 401, Kansas City, Missouri 64106.

At the Meeting, shareholders will be asked to vote on the following matter: election of the Trustees of the Trust by shareholders of the Trust. All of the Trustee candidates currently serve on the Board of the Trust.

Whether or not you plan to be present at the Meeting, your vote is needed. You may choose one of the following options to vote:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.

Internet:	Access the website shown on your proxy card(s) and follow the online instructions.

Telephone:	Call the toll-free number shown on your proxy card(s).

In person:	Attend the Meeting on May 26, 2015.

Your prompt response will help reduce proxy costs – which are paid by the Trust and its shareholders – and will also mean that you can avoid receiving follow-up phone calls, emails or mailings.

We hope you will attend the Meeting or cast your vote as soon as possible so your shares may be voted at the Meeting. If you have any questions, please contact Boston Financial Data Services, Inc. at 800-830-3542.

Sincerely yours,

William R. Schuetter
President

YOUR VOTE IS IMPORTANT – PLEASE CAST YOUR VOTE PROMPTLY

THE COMMERCE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 26, 2015

To the shareholders of The Commerce Funds:

A special meeting of shareholders (the “Meeting”) of The Commerce Funds (the “Trust”) will be held on Tuesday, May 26, 2015 at 10:00 a.m. Central time, at the offices of the Trust, 922 Walnut St., Suite 401, Kansas City, Missouri 64106.

The Meeting will be held for the following purposes:

(1)	To elect David L. Bodde, Martin E. Galt, III, Charles W. Peffer and James M. Snowden, Jr. as Trustees of the Trust; and

(2)	To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

The proposal referred to above (the “Proposal”) is discussed in the Proxy Statement attached to this Notice. Only shareholders of record at the close of business on March 27, 2015, the record date set by the Board of Trustees for the Meeting, have the right to notice of and the right to vote at the Meeting or any adjournment thereof. To attend the Meeting in person, you will need proof of ownership of the shares of the Trust, such as (i) the enclosed proxy card(s), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Trust.

The Commerce Funds Board of Trustees unanimously recommends that you vote in favor of this Proposal.

By Order of the Board of Trustees
of The Commerce Funds:

Angela Dew
Secretary
April 6, 2015
Kansas City, Missouri

IMPORTANT

Shareholders can help the Board of Trustees of the Trust avoid the necessity and additional expense to the Trust of further solicitations to obtain a quorum by promptly returning the enclosed proxy (or voting by other available means). If received by mail, the enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Important Information to Help You Understand and Vote on the Proposal to Elect Trustees

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the Proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	What is being proposed?

A.	It is proposed that shareholders vote to elect to the Board of Trustees four of the Trust’s current Trustees, each of whom has been nominated by the Nominating Committee of the Board of Trustees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the Proxy Statement and proxy card(s) because you own shares of one or more of the Funds of the Trust and have the right to vote on the election of Trustees to the Board of Trustees.

Q.	Why am I being asked to elect Trustees?

A.	The shareholders of each Fund, and of the Trust as a whole, are being asked to elect the nominees to the Board of Trustees. Shareholders last elected Trustees to the Board of Trustees at a meeting held in September 2005.

Q.	How will this Proposal affect me as a shareholder?

A.	This Proposal will not result in any change in your Fund’s investment objective(s) or principal investment strategies or in the investment advisory fees it pays to the Trust’s investment adviser.

Q.	How do I cast my votes?

A.	You may vote by any of the following methods:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.

Internet:	Access the website shown on your proxy card(s) and follow the online instructions.

Telephone:	Call the toll-free number shown on your proxy card(s).

In person:	Attend the Meeting on May 26, 2015.

The time and place of the Meeting are described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of a Fund, such as (i) the enclosed proxy card(s), or a copy thereof or (ii) if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of a Fund. Please note that if you hold your shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your financial intermediary and present it at the Meeting.

Q.	Why might I receive more than one proxy card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate proxy card for each such Fund or account.

Q.	Can I change my vote if I change my mind after submitting my proxy card(s)?

A.	Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. Attending the Meeting in person will not automatically revoke your prior proxy.

Q.	Whom should I call for additional information about the Proxy Statement?

A.	If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please contact Boston Financial Data Services, Inc. at 800-830-3542.

- ii -

THE COMMERCE FUNDS

P.O. Box 219525

Kansas City, Missouri 64121-9525

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of The Commerce Funds (the “Trust”) in connection with a special meeting (“Special Meeting”) of shareholders. The purpose of the Special Meeting is to elect Trustees of the Board. The Special Meeting will be held at the offices of the Trust, 922 Walnut St., Suite 401, Kansas City, Missouri 64106 on Tuesday, May 26, 2015 at 10:00 a.m. Central time. The Special Meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers, investment adviser and co-administrators may also solicit proxies by telephone, internet, facsimile or personal interview. The Trust will bear the proxy solicitation costs with respect to the proposal described in this Proxy Statement (the “Proposal”). It is anticipated that the aggregate proxy costs will not exceed $9,750, plus printing costs.

The following table summarizes the Proposal to be voted on at the Meeting and indicates those shareholders that are being solicited.

Proposal	Shareholders Solicited

(1) To elect David L. Bodde, Martin E. Galt, III, Charles W. Peffer and James. M. Snowden, Jr. as Trustees of the Trust.	The shareholders of each Fund of the Trust will vote together as a single class.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposal as described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting. You may also vote by telephone or the internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be first mailed to shareholders on or about April 6, 2015. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (816) 234-7064 to obtain important information regarding your attendance at the Meeting, including directions.

Voting Information

All shareholders of the Trust at the close of business on March 27, 2015, the record date for the Meeting (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the Proposal. On that date, the number of outstanding shares of each of the Commerce Funds (each, a “Fund” and collectively, the “Funds”) and the total shares outstanding were as follows:

Table 1 - Number of Outstanding Shares

Fund	Number of Shares

The Growth Fund	2,651,251.204
The Value Fund	7,115,206.789
The MidCap Growth Fund	1,878,811.047
The Bond Fund	47,655,362.276
The Short-Term Government Fund	8,318,575.886
The National Tax-Free Intermediate Bond Fund	14,080,326.585
The Missouri Tax-Free Intermediate Bond Fund	15,670,945.949
The Kansas Tax-Free Intermediate Bond Fund	5,644,412.406
Total	103,014,892.142

Each whole share of the Funds shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

You can vote by any of the following methods:

Mail:	Complete, sign and return the enclosed proxy card(s) promptly in the postage-paid envelope.

Internet:	Access the website shown on your proxy card(s) and follow the online instructions.

Telephone:	Call the toll-free number shown on your proxy card(s).

In person:	Attend the Meeting on May 26, 2015.

Quorum

A quorum is constituted by the presence in person or by proxy of the holders of more than one-third of the outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

In the event that a quorum of the Trust for purposes of the Proposal is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

Voting Requirement

Election of each nominee requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole. A “plurality of votes cast” means that those nominees receiving the four highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. All shares of the Trust vote together as a single class with respect to the Proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend unless a decision is made to reduce the number of Trustees. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named above unless authority to vote for a particular nominee is withheld.

At the Record Date, an affiliate of the Trust’s investment adviser (the “Adviser”) held of record approximately the percentage of outstanding shares of the Funds in a fiduciary capacity for its customers as shown in Table 2 below. The Adviser or its affiliates intend to vote shares of beneficial interest in the Funds over which they have investment discretion according to a recommendation of Glass, Lewis & Co. (“Glass Lewis”) consistent with their proxy voting policies. Glass Lewis is an unaffiliated third-party which the Adviser or its affiliates have retained to provide proxy voting recommendations. Glass Lewis, in its sole discretion, will determine how to vote on the Proposal, without any solicitation of voting instructions from the beneficial owner. The Glass Lewis determination will likely be dispositive for the Trust’s adoption of the Proposal.

Table 2 – Shares Held of Record by Adviser

Fund	% Held in a Fiduciary Capacity

The Growth Fund	74.07%
The Value Fund	46.52%
The MidCap Growth Fund	87.10%
The Bond Fund	67.50%
The Short-Term Government Fund	42.62%
The National Tax Free Intermediate Bond Fund	90.63%
The Missouri Tax-Free Intermediate Bond Fund	79.47%
The Kansas Tax-Free Intermediate Bond Fund	82.39%

At the Record Date, the Adviser or its affiliates held of record approximately 70.37% of the outstanding shares of the Trust in a fiduciary capacity for its customers.

The Trust will furnish, without charge, additional copies of The Commerce Funds’ annual report to shareholders dated October 31, 2014 to any shareholder upon request. The annual and semi-annual reports to shareholders may be obtained by writing to: The Commerce Funds, P.O. Box 219525, Kansas City, Missouri 64121-9525, by calling (800) 995-6365 or by email request to Commercefunds@commercebank.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, MAY 26: This Proxy Statement and the Notice of Special Meeting are available at www.2voteproxy.com/commerce.

THE BOARD OF TRUSTEES OF THE COMMERCE FUNDS UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE

PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

THE PROPOSAL: ELECTION OF TRUSTEES

Introduction

At the Meeting, shareholders of the Trust will be asked to consider the election of four Board members who will constitute the entire Board. All nominees are incumbent Trustees who are standing for re-election and who have been nominated by the Nominating Committee. The Board is responsible for the management of the business and affairs of the Trust. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The shareholders of each Fund of the Trust, and of the Trust as a whole, are being asked to elect the nominees to the Board. Shareholders last elected Trustees to the Board at a meeting held in September 2005. At a meeting held on February 17, 2015, the Nominating Committee of the Board nominated each of the nominees for election by shareholders to the Board. At a subsequent meeting held on February 17, 2015, the Board received, accepted and endorsed the nominations presented by the Nominating Committee and voted to present each of them to shareholders for election. The Board currently has no reason to believe that any nominee will become unavailable for election, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Nominating Committee and the Board may select.

Information About Nominees

The nominees (“Nominees”) include Independent Trustees Messrs. Bodde, Peffer and Snowden and Interested Trustee Mr. Galt. Each of the Nominees is described below. If the Nominees are elected by shareholders, at least 75% of the Board’s members will continue to be Independent Trustees within the meaning of the 1940 Act.

The Board believes that each Trustee is qualified to serve as a Trustee of the Trust. The Board and Nominating Committee, which is responsible for nominating all Independent Trustees, consider various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating Committee seek to balance diverse experience, skills, attributes and other factors, all of which allow the Board to function efficiently and in the best interests of shareholders. Among other things, the Board and Nominating Committee consider a Trustee’s education, professional training, standing in the community, public service, academic and professional positions, experience with other boards of public companies, non-profit work, evidence of leadership and similar attributes. The Board and Nominating Committee believe that diversity in backgrounds, experiences and views among Board members benefits the Trust. The Board and Nominating Committee consider this factor in evaluating Board composition, but have not adopted any specific policy in this regard. A Trustee’s commitment to participation in Board and committee meetings is also important.

In addition, each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board, and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. Information about each Trustee’s specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Independent Trustees.

David L. Bodde.  Mr. Bodde has served as a Professor at Clemson University since 2004. Prior to that, he held the Charles N. Kimball Chair in Technology and Innovation at the University of Missouri-Kansas City. Before shifting to academic service, Mr. Bodde was the Vice President of the Midwest Research Institute and President of its subsidiary, MRI Ventures, Inc. He has served as a director on multiple boards, including the board of Great Plains Energy, Inc. since 1994. Mr. Bodde has served as an Independent Trustee of the Trust since its inception in 1994.

Charles W. Peffer.  Mr. Peffer was a Partner at KMPG LLP for more than 20 years, including seven years as a Managing Partner. He is a Certified Public Accountant. He has extensive board and audit committee experience through his service on the boards of Garmin Ltd., NPC International, Inc., Sensata Technologies Holding N.V. and HD Supply Holdings, Inc. Mr. Peffer has served as an Independent Trustee of the Trust since 2003.

James M. Snowden, Jr.  Mr. Snowden is an Executive Vice President of Huntleigh Securities Corporation, a position he has held since 1995. Prior to joining Huntleigh Securities, he was a Vice President of A.G. Edwards & Sons, Inc. Mr. Snowden has extensive financial and securities industry experience through his extensive executive experience with two financial services firms. Mr. Snowden has served on the boards of multiple companies. He has served as an Independent Trustee of the Trust since 2010.

Interested Trustee.

Martin E. Galt, III.  Mr. Galt has been the Chairman of Commerce Family Office since 2011. He was previously the Chairman of The Commerce Trust Company, a position he held from 2004 to 2010. Prior to that, Mr. Galt was President of Investment Products at TIAA-CREF. He has served as an Interested Trustee of the Trust since 2004.

Table 4 – Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[3]

INDEPENDENT TRUSTEES

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 72	Lead Independent Trustee	21 years	Professor, International Center for Automotive Research, Clemson University, since August 2004; Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City, from July 1996 to July 2004.	8	Director, Great Plains Energy Inc., since 1994.

*Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 67	Trustee	12 years	Retired. Former Partner and Managing Partner of KPMG LLP until Sept. 2002.	8

Director, Garmin Ltd. (aviation and consumer technology), since 2004; Director, NPC International Inc. (restaurant and business), from 2006 to Dec. 2011 and since 2012; Director, Sensata Technologies Holding N.V. (sensors and control systems for various manufacturing products), since 2010; and Director, HD Supply Holdings, Inc. (industrial distributor of products and services in North America), since 2013.

James M. Snowden, Jr. c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 71	Trustee	4 years	Executive Vice President, Huntleigh Securities Corporation, since 1995.	8	None

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[3]

INTERESTED TRUSTEE

**Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 73	Trustee and Chairman	12 years	Chairman, Commerce Family Office, since December 1, 2011; Chairman, The Commerce Trust Company, September 1, 2004 to October 31, 2010; President, Investment Products, TIAA-CREF, January 1999 to October 2003.	8	None

1  Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

2  The “Fund Complex” consists of the Trust.

3  Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*Mr. Peffer serves as a Director of Lockton Inc. (“Lockton”), a privately owned company (since 2013). Lockton serves as the Funds’ insurance broker. Commerce Bancshares, Inc. (“Commerce Bancshares”), parent company of the Adviser, pays Lockton an annual fee for insurance brokerage services provided to both the Funds and Commerce Bancshares in the amount of approximately $365,000 (the “Transaction”). The Transaction is not considered material to Lockton or Commerce Bancshares, and Mr. Peffer is not considered to have a material business relationship with either the Adviser or the Trust under the 1940 Act as a result of the Transaction.

**Mr. Galt is an interested person of the Trust because he owns shares of the Adviser’s parent company, Commerce Bancshares, Inc. and because he also currently serves as Chairman of the Commerce Family Office.

Each Nominee has consented to being named in this Proxy Statement and to serve if elected. Messrs. Bodde, Galt and Peffer were elected Trustees of the Trust by shareholders on September 19, 2005. Mr. Snowden was elected Trustee of the Trust at a regular meeting of the Board held on November 18, 2010.

Trustee Compensation

Each Trustee of the Trust, other than Mr. Galt who is an Interested Trustee, receives a fee of $7,000 and $3,900 for each regular and special meeting of the Board attended, respectively, plus $1,000 for each telephone meeting of the Board attended. In addition, the Lead Independent Trustee of the Board receives an annual fee of $4,000 for his services in this capacity. Each Audit Committee member receives an annual retainer of $1,000 and $1,000 per meeting, and the Chairman of the Audit Committee receives $4,000 per year for his services in this capacity. All Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her fees deferred. These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his deferred compensation be invested. Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds. Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect. Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by the Trust to the Trustees for services rendered during the fiscal year ended October 31, 2014:

Table 5 - Trustees Fees

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†

Interested Trustees

MARTIN E. GALT, III, Trustee, Chairman	$0	$0	$0

Independent Trustees

DAVID L. BODDE, Lead Independent Trustee	$27,000	$0	$27,000*

CHARLES W. PEFFER,	$26,000	$0	$26,000
Trustee

JAMES M. SNOWDEN, JR., Trustee	$23,000	$0	$23,000

*During this period, the following Trustees deferred the following amounts pursuant to the Plan: David L. Bodde ($27,000).

†Fund Complex means the Trust.

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of December 31, 2014 was: David L. Bodde ($414,774), and Martin E. Galt ($19,196) (Mr. Galt was an Independent Trustee prior to September 2004 and received compensation from the Trust, which he deferred at the time, for his service while an Independent Trustee). The Deferred Compensation Plan

treats amounts invested by the Trustees as invested in Commerce Fund shares. The Deferred Compensation Plan treats amounts invested by the Trustees as invested in Commerce Fund shares. In Mr. Bodde’s Deferred Compensation Plan Account, over $100,000 is treated as invested in the MidCap Growth Fund, over $100,000 is treated as invested in the Growth Fund and over $100,000 is treated as invested in the Bond Fund. The amount held in Mr. Galt’s Deferred Compensation Plan Account is treated as invested in the Short-Term Government Fund.

The Trustees owned beneficial shares of the Funds as of December 31, 2014, unless otherwise noted, with values within the ranges indicated in the following chart:

Table 6 – Trustee Holdings

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Martin E. Galt, III	National Tax-Free Intermediate Bond Fund: Over $100,000 Missouri Tax-Free Intermediate Bond Fund: Over $100,000	Over $100,000

Independent Trustees
James M. Snowden, Jr.	Missouri Tax-Free Intermediate Bond Fund: Over $100,000	Over $100,000
David L. Bodde*	None	None
Charles W. Peffer	MidCap Growth Fund: Over $100,000	Over $100,000

*Mr. Bodde does not own Commerce Funds shares directly, but his Deferred Compensation Plan Account, in the amount of $414,774 as of December 31, 2014, is treated as if it is invested in The Commerce Funds.

Based on information provided by the Trustees, as of December 31, 2014, no Independent Trustee or his immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

As of the Record Date, the Trustees and officers of the Trust as a group held less than 1% of the Funds.

Trust’s Officers

The officers of the Trust are elected by the Trustees and serve at the pleasure of the Board. The following table sets forth certain information about the Trust’s officers.

Table 7 – Officers

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

William R. Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 54	President	6 years	Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001; Director, Commerce Investment Advisors, Inc., since April 2008; Vice President, Commerce Bank, since 1998; President of The Commerce Funds, since May 2008.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 37	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	8 years	Chief Compliance Officer of the Trust, since 2007; Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2007.

Scott McHugh Goldman, Sachs & Co. 200 West Street New York, NY 10282 Age: 43	Treasurer	7 years	Vice President, Goldman Sachs Asset Management, Global Products Services Group, since February 2007; Principal Financial Officer, Goldman Sachs Mutual Fund Complex, since November 2013; Treasurer, Goldman Sachs Mutual Fund Complex, since October 2009.

Peter W. Fortner Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 Age: 57	Chief Accounting Officer	7 years	Vice President, Goldman, Sachs & Co., since July 2000; Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	16 years	Assistant Treasurer and Managing Director, Goldman, Sachs & Co., since January 2014; Vice President, Goldman, Sachs & Co., May 1992 to December 2013; Assistant Secretary, The Goldman Sachs Group Inc., since 2000.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Andrew Murphy Goldman, Sachs & Co. 200 West Street New York, NY 10282 Age: 42	Assistant Secretary	2 years	Vice President, Goldman Sachs, since April 2009; Assistant General Counsel, Goldman Sachs, since April 2009.

Jeffrey Bolin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 47	Vice President	6 years	Vice President and Business Manager, The Commerce Funds, since November 2013; Vice President and Business Manager, Commerce Investment Advisors, Inc., since March 2012; Assistant Vice President and Business Manager, The Commerce Funds, from November 2008 to November 2013; Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc., November 2008 to March 2012.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Trust has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Fortner, McHugh, Giuca and Murphy hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Schuetter and Bolin, and Ms. Dew also serve as President and Chief Operations Officer, Vice President and Business Manager, and Secretary and Chief Compliance Officer, respectively, of the Adviser.

Leadership Structure

The Board is currently composed of four Trustees, three of whom are Independent Trustees and one of whom is an Interested Trustee. The Chairman of the Board of Trustees, Mr. Galt, is an Interested Trustee because he (i) is the Chairman of Commerce Family Office, an affiliate of the Adviser and the Trust; and (ii) owns shares of the Adviser’s parent, Commerce Bancshares, Inc. Mr. Bodde serves as the Board’s Lead Independent Trustee.

The Lead Independent Trustee performs a number of functions, including helping to set the agenda for the Board meetings, presiding over meetings of the Independent Trustees and advising the Chairman on the quality, quantity and timeliness of the flow of information from management that is necessary for the Independent Trustees to perform their duties effectively and responsibly.

Each Trustee was nominated to serve on the Board because of his experience, skills and qualifications. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business.

The Trustees believe that having a super-majority of Independent Trustees (75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Galt serve as the Chairman brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Trustees believe that having Mr. Bodde serve as the Lead Independent Trustee further protects the interests of shareholders.

The Trustees believe that frequent meetings of the Independent Trustees, including in executive session with independent counsel, help the Trustees manage conflicts of interest among Fund affiliates and provide for oversight of the Funds’ service providers. The Independent Trustees regularly hold meetings in executive session with themselves as well as third parties, such as the Trust’s auditors and chief compliance officer. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

Board and Committee Meetings

During the fiscal year ended October 31, 2014, the Trustees met five times. Each of the current Trustees attended more than 75% of the meetings of the Board.

The Board has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Bodde, Peffer and Snowden). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2014. The Nominating Committee will consider nominees recommended by shareowners. Recommendations should be sent to Diana E. McCarthy, counsel to the Independent Trustees, at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103. The Trust’s Nominating Committee Charter is attached as Appendix A.

The Audit Committee consists of the three Independent Trustees (Messrs. Bodde, Peffer and Snowden). Mr. Peffer is the Chairman and financial expert of the Audit Committee. The purpose of the Audit Committee is, among other things, to oversee (i) the Funds’ accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Funds’ financial statements and independent audit thereof. The Committee also acts as a liaison between the Funds’ independent auditors and the Board. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2014.

The Compensation Committee is responsible for reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three Independent Trustees (Messrs. Bodde, Peffer and Snowden). There was one formal meeting of the Compensation Committee during the fiscal year ended October 31, 2014.

Risk Oversight

The Trust is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight is a part of the Board’s general oversight of the Trust and is addressed as part of every Board and certain committee meetings. Day-to-day risk management functions are the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Trust’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Adviser and the Trust’s other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

The Audit Committee plays an important role in the Board’s risk oversight. Working with the Trust’s independent registered accountants, the Audit Committee ensures that the Trust’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Trust’s financial position and operations.

The Trust’s chief compliance officer (“CCO”) also plays an important role in risk management. Currently, she reports to the Board at least quarterly regarding the following risk areas: investment, compliance, operations, valuation, liquidity, credit and other similar risks. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Trust during private meetings with the Independent Trustees and their counsel. The CCO updates the Board on the application of the Trust’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Trust to risk.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Required Vote and Recommendation

Election of Trustees requires a vote by a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust as a whole, at which a quorum is present or represented by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE ELECTION OF EACH OF THE TRUSTEES.

Additional Information About the Trust

As of the Record Date, to the Trust’s knowledge, the name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of the Funds’ outstanding shares at the Record Date were as set forth in Appendix B. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Shareholders controlling a Fund could have the ability to vote a majority of the Shares of the Fund on any matter requiring approval of the shareholders of the Fund.

*        *        *         *

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds and the Trust.

Investment Adviser

The Funds are advised by Commerce Investment Advisors, Inc. (“Commerce”), a direct subsidiary of Commerce Bank, and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank and Commerce each have offices at 922 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce (or its predecessor organizations) has provided investment management services to the Trust since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

Co-Administrators and Distributor

Goldman Sachs Asset Management (“GSAM”) and Commerce are Co-Administrators for the Funds pursuant to a Co-Administration Agreement dated as of March 1, 2005, as amended. GSAM is located at 200 West Street, New York, New York 10282. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

The Trust’s shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement with the Trust. Under the Distribution Agreement, Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 200 West Street, New York, New York 10282.

Independent Registered Public Accounting Firm

At a meeting of the Board held on November 18, 2014, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved the selection of KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, to serve as independent registered public accounting firm for the Trust.

Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of KPMG LLP will be given an opportunity to make statements at the Meeting, if they so desire.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $130,100 and $126,300 for fiscal years ended October 31, 2014 and 2013, respectively.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the Trust’s principal accountant reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $39,950 and $38,000 for the fiscal years ended October 31, 2014 and 2013, respectively. Tax fees for the fiscal years ended October 31, 2014 and 2013 consist of tax compliance services rendered to the Trust. These services include the preparation of federal and state corporate tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees. There were no fees billed in either of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(l) Pursuant to a Board resolution adopted on February 10, 2004, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall be pre-approved either: (a) by the Trust’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the Trust’s designated Audit Committee financial expert, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $383,203 and $352,393 for the fiscal years ended October 31, 2014 and 2013, respectively.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Procedures for Shareholder Communications With Board

The Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.

The Adviser has established procedures to log all correspondence addressed to the Board or individual Trustees. Copies of all shareholder correspondence shall be forwarded promptly to the Board or individual Trustee, as applicable. The Adviser shall respond to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to the Board or a Trustee, and shall communicate such response to the Board or Trustee to whom the correspondence was addressed.

The Board or an individual Trustee shall respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by the Funds. In addition to the use of mails, proxies may be solicited personally or via facsimile, telephone or the internet by Trustees, officers and employees of the Trust, Commerce and certain of its affiliates.

Boston Financial Data Services, Inc. (“BFDS”), which is located at 330 W. 9th Street, Kansas City, Missouri 64105, has been engaged by the Adviser to assist in soliciting at an estimated cost of approximately $9,750, plus printing costs, which will be paid by the Funds. The agreement with BFDS provides for indemnification of it by the Adviser in certain circumstances and requires BFDS to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one proxy card for each account. If you received more than one copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: The Commerce Funds, P.O. Box 219525, Kansas City, Missouri 64121-9525.

Dated: April 6, 2015

Appendix A

THE COMMERCE FUNDS

Nominating Committee Charter

This Nominating Committee Charter (the “Charter”) has been adopted by the Board of Trustees (the “Board”) of The Commerce Funds (the “Trust”).

I.	Purpose

The Nominating Committee (the “Committee”) of the Board is responsible for (i) establishing criteria for selecting new Trustees, and (ii) considering and nominating new Trustees for Board membership.

II.	Composition

No member of the Committee shall be an “interested person” under Section 2(a)(19) of the Investment Company Act of 1940, as amended. Such Trustees are referred to below as “Independent Trustees.”

If the Board fails to elect a chairperson, the Committee members shall elect a chairperson from their members. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

A member shall promptly notify the Committee and the Board if the member is no longer an Independent Trustee and the Board shall remove the member from the Committee.

III.	Meetings and Procedures

•	The Committee shall fix its own rules of procedure, which shall be consistent with the Certificate of Trust and the Bylaws of the Trust and this Charter.

•	The Committee shall meet as frequently as circumstances require.

•	The Committee may request that any Trustee or officer of the Trust, or other persons, including without limitation, representatives of the Trust’s investment adviser and the independent Trustee’s counsel, whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests. However, no Trustee of the Trust shall participate in discussions or attend any portion of a meeting of the Committee at which that Trustee’s nomination is being discussed.

•	Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

•	The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Trust.

IV.	Responsibilities and Duties of the Nominating Committee

The Nominating Committee shall be empowered to:

•	Determine what types of backgrounds, including any specific qualities and skills and specific, minimum qualifications, are needed to help strengthen and balance the Board and, subject to applicable law and the Trust’s Certificate of Trust and Bylaws, establish policies, procedures and criteria for selecting new Trustees. Generally, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies may confront in fulfilling their duties to fund shareholders. In addition, the Nominating Committee will consider the attributes listed in Attachment A to this Charter, as deemed appropriate by the Committee.

•	Determine categories of persons, if any, who should be excluded from Board membership.

•	Conduct background or qualification checks of persons it wishes to recommend to the Board as candidates or to fill vacancies.

•	Recommend to the Board the slate of nominees of Trustees to be proposed for election by the shareholders, including individuals to be considered by the Board to fill vacancies. Recommendations should follow a review by the Committee of the performance and contribution of fellow Trustees as well as the qualifications of proposed new Independent Trustees.

•	Establish the process and procedures by which security holders may communicate with the Board and individual Trustees, including the consideration of any Trustee candidates recommended by security holders.

•	Recommend to the Board candidates for Chairman of the Board and the Lead Independent Trustee, if any.

V.	Additional Powers

1.	The Committee shall be empowered to engage experts as necessary, including consultants to identify potential nominees and counsel.

Amended and Approved: May 18, 2010 and August 10, 2010

A-2

Attachment A

To

The Commerce Funds (the “Trust”)

Nominating Committee Charter

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Nominating Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of disinterested trustees of the Trust’s Board.

In general, disinterested trustees as a group, should to the extent possible:

—	be drawn from the ranks of respected and accomplished senior leaders;
—	strive to achieve diversity in terms of gender, age and race;
—	reflect a diversity of business experience; and
—	represent, to the extent possible, a balance of experience in a diversity of industries and management roles.

The following factors should be taken into consideration by the Nominating Committee when evaluating a disinterested trustee candidate:

—	personal integrity
—	an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders
—	a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues
—	a sufficient financial or accounting knowledge to evaluate and analyze, financial accounting and audit reports
—	a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern
—	an ability to provide the necessary time to prepare for and attend all required meetings of the Board, applicable committees and disinterested trustees, as required to adequately perform the duties of the trustee and committee member
—	an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust’s shareholders
—	a diversity of interests evidence by participation in community, charitable or other similar activities
—	knowledge about the Trust and the investment adviser
—	experience with investment management

A-3

Appendix B

Shareholders Who Own 5% or More of the Fund

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The Growth Fund	Mori & Co Mutual Funds P O Box 13366 Kansas City MO	1,710,130.1030	64.50%

	Hoco & Co. Mutual Funds P O Box 13366 Kansas City MO	309,009.3930	11.66%

The Value Fund	Mori & Co. Mutual Funds P O Box 13366 Kansas City MO	3,110,100.8330	43.71%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Cust Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1,138,420.1540	16.00%

The MidCap Growth Fund	Mori & Co Mutual Funds P O Box 13366 Kansas City MO	1,548,268.2820	82.41%

The Bond Fund	Mori & Co Mutual Funds P O Box 13366 Kansas City MO	30,698,993.4380	64.42%

	Hoco & Co. Mutual Funds P O Box 13366 Kansas City MO	2,784,124.6540	5.84%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The Short-Term Government Fund	Charles Schwab & Co. Inc. Special Custody A/C FBO Cust Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	3,425,078.9180	41.17%

	Mori & Co Mutual Funds P O Box 13366 Kansas City MO	2,777,047.6810	33.38%

	Hoco & Co. Mutual Funds P O Box 13366 Kansas City MO	1,309,671.6360	15.74%

	Construction Industry Laborers Welfare Fund c/o Commerce Bank P O Box 13366 Kansas City MO	535,035.4840	6.43%

	Waldrand Trust III c/o Commerce Bank P O Box 13366 Kansas City MO	524,634.0890	6.31%

The National Tax-Free Intermediate Bond Fund	Mori & Co Mutual Funds PO Box 13366 Kansas City MO	12,924,982.3410	91.79%

The Missouri Tax-Free Intermediate Bond Fund	Mori & Co Mutual Funds P O Box 13366 Kansas City MO	12,510,457.9760	79.83%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Cust Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	907,022.5460	5.79%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The Kansas Tax-Free Intermediate Bond Fund	Mori & Co Mutual Funds P O Box 13366 Kansas City MO	4,652,103.8280	82.42%

	Charles Schwab & Co. Inc. Special Custody A/C FBO Cust Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	320,025.0080	5.67%

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON

TUESDAY, MAY 26: The Proxy Statement and the Notice of Special Meeting are

available at www.2voteproxy.com/commerce.

THE COMMERCE FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMMERCE FUNDS

The undersigned hereby appoints William Schuetter, Jeffrey Bolin and Angela Dew (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the special meeting of shareholders (the “Meeting”) of The Commerce Funds (the “Trust”) to be held at the offices of the Trust, 922 Walnut St., Suite 401, Kansas City, Missouri 64106 at 10:00 a.m., Central time on Tuesday, May 26, 2015 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms what all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

PROXY TABULATOR	YOUR VOTE IS IMPORTANT
P.O. Box 55909
Boston, MA 02205-5909
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.2voteproxy.com/commerce.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-830-3542 3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage-paid return envelope.
Proxy Tabulator
P.O. Box 55909
Boston MA, 02205-9100

The Commerce Funds

This proxy is being solicited on behalf of the Board of Trustees of The Commerce Funds

1.	Election of Trustees	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	Nominees:	☐	☐	☐

	01) Martin E. Galt, III 02) David L. Bodde 03) Charles W. Peffer 04) James M. Snowden, Jr.	To withhold authority to vote for any Nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) below:

2. In the discretion of the Proxies, on any other matters that may properly come before the Meeting or any adjournment thereof.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the Proposal above.

Please sign this proxy in the name of the person holding record ownership of your shares of The Commerce Funds as reflected on the Trust’s records and return the proxy card promptly using the enclosed envelope.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

PROXY TABULATOR	THE COMMERCE FUNDS
PO BOX 55909
BOSTON, MA 02205-5909	Special Meeting of Shareholders
MAY 26, 2015, 10:00 a.m., Central Time
922 Walnut St., Suite 401 Kansas City, Missouri 64106

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on May 26, 2015.

In accordance with Securities and Exchange Commission (SEC) rules that permit sending this Notice instead of full proxy materials, we are notifying you that the proxy materials for the Special Meeting of Shareholders and access to a proxy voting website are available to you over the Internet. Please follow the instructions below to view the proxy materials and vote online, or to request copies. Matters to be voted on at the meeting are listed on the reverse side of this notice along with the recommendations of the Board of Trustees of The Commerce Funds. Your vote is very important. Please respond immediately to help us avoid potential delays and additional expenses to solicit votes.

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!
View proxy materials and vote immediately in 3 simple steps:
Step 1: Go to the electronic voting site at www.2voteproxy.com/commerce
Step 2: Access and view the proxy materials, which consist of our proxy statement and form of proxy card by clicking on the links provided.
Step 3: Follow simple instructions on the screen to log in and vote your eligible positions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement and form of proxy card are available at www.2voteproxy.com/commerce.

To vote your eligible position(s), you can either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above). If you wish to vote at the meeting, please bring this notice and proper identification with you. To obtain directions to be able to attend the meeting and vote in person, please call 816-234-7064. The meeting will be held at the offices of The Commerce Funds, 922 Walnut St., Suite 401, Kansas City, Missouri, 64106.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

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Requesting Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge. Please make your request for a copy as instructed below on or before May 12, 2015, to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods:

INTERNET – Go to www.2voteproxy.com/commerce.

Follow the simple instructions to log in and order a paper copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

TELEPHONE – Using a touch-tone phone, call us toll free at 1-855-382-6348 in the U.S. or Canada

Follow the simple instructions to log in to order a paper copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

E-MAIL – Send us an e-mail at proxymaterials@bostonfinancial.com with “The Commerce Funds Material Request” in the subject line.

This e-mail must include in the message 1) Your full name and address, 2) the 14-digit number in the box preceded by an arrow in the center of the front of this notice and 3) your preference to receive current printed proxy materials via mail. If you choose to receive an e-mail with links to the electronic materials, please include your e-mail address. If you would like this electronic delivery preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

THE COMMERCE FUNDS SHAREHOLDER MEETING INFORMATION:

Matter(s) intended to be acted upon at the Special Meeting of Shareholders are listed below.

The Board of Trustees recommends that you vote FOR Proposal 1.

1.    Election of Trustees

      Nominees:

01) Martin E. Galt, III

02) David L. Bodde

03) Charles W. Peffer

04) James M. Snowden, Jr.

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